Exhibit 10(k)(1)

RICHARDSON ELECTRONICS, LTD.

EMPLOYEES' [Plan] INCENTIVE COMPENSATION PLAN

INCENTIVE STOCK OPTION

Agreement Number: 20__ - [No]

THIS OPTION AGREEMENT, made and entered into as of the ___th day of ______, ____, (the "Grant Date") by and between Richardson Electronics, Ltd., a Delaware corporation (the "Company"), and [First_Name] [Last_Name] (the "Grantee"), under and pursuant to the Richardson Electronics, Ltd. Employees [Plan] Incentive Compensation Plan (the "Plan").

Except where the context otherwise requires, all capitalized terms which are not defined herein shall have the meaning set forth in the Plan.

1. Grant of Option.

The Company hereby grants to the Grantee an Option to purchase a total of [FY04_Grant] shares of the common stock, $.05 per share par value, of the Company (the "Option Shares"), at a purchase price of $_____ per share, upon and subject to the terms and conditions set forth herein (the "Option"). This Option is intended to be and shall be treated as an Incentive Stock Option within the meaning of Internal Revenue Code Section 422A; provided, however, that if Grantee has Incentive Stock Options which first become exercisable in any calendar year for shares with a Fair Market Value on the date of grant in excess of $100,000, then the Option with respect to the Option Shares in excess of such $100,000 in a calendar year shall not be treated as Incentive Stock Options within the meaning of Internal Revenue Code Section 422A but shall be Non-Qualified Stock Options for such excess Option Shares.

2. Acknowledgment by Grantee.

The Grantee hereby acknowledges:

(a) that he or she has had an opportunity to review a copy of the Plan and has received and has had the opportunity to review a copy of the Company's "Summary of the Richardson Electronics, Ltd. Employees' [Plan] Incentive Compensation Plan," and copies of any 10-K's and 8-K's of the Company filed subsequent to the date of the Summary of the Plan, and Annual Reports, Proxy Statements and other communications distributed to stockholders of the Company subsequent to the date of the Summary of the Plan; and

(b) that any questions pertaining to the Plan, the Option and to the Option Shares have been answered by the Company to his or her satisfaction; and

(c) that he or she understands that the Plan is incorporated herein by reference and is made a part of this Agreement as if fully set forth herein; and

(d) that the Plan shall control in the event that there is any conflict between the Plan and this Agreement, and on such matters as are not contained in this Agreement; and

(e) that the Option granted to the Grantee hereunder is intended by the Company to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended (the "Code").

3. Time of Exercise.

(a) Subject to the provisions of this Section 3, the Option only may be exercised, in whole or in part, and the Option Shares may be purchased only by the Grantee (or, in the event of the Grantee's incompetency, by the Grantee's guardian or legal representative or, in the event of the Grantee's death, by Grantee's designated Beneficiary or, in the absence of such designation, by Grantee's legal representative or other successor in interest) in accordance with the provisions of Section 4 below, at any time or times after the Grant Date; provided, however, that, except as otherwise provided in paragraph (b) below, the Option may not be exercised after the earliest to occur of the following dates: (i) the date which is ten (10) years from the Grant Date, (ii) the date which is three months after the Grantee's death, (iii) the date which is three months after the Grantee's employment with the Company (or its Subsidiaries) is terminated due to his or her retirement or for any other reason with the consent of the Company (or twelve months if the Grantee's employment terminates as a result of being disabled within the meaning of Section 105(d)(4) of the Code), or (iv) the date that the Grantee's employment with the Company (or its Subsidiaries) is terminated for any other reason.

(b) In the event that the Grantee dies within three months after the Grantee's employment with the Company (or its Subsidiaries) is terminated due to retirement or for any other reason with the consent of the Company (or within twelve months if the Grantee's employment terminates as a result of being disabled within the meaning of Section 105(d)(4) of the Code), the Option may be exercised and the Option Shares may be purchased until the earliest to occur of the following dates: (i) the date which is ten (10) years from the Grant Date, or (ii) the date which is three months after the Grantee's death.

(c) Anything to the contrary notwithstanding, the Grantee may not exercise the Option, in whole or in part, unless and until the Grantee has either (i) prior to the Grantee's leaving the employ of the Company (or its subsidiaries) received a written notice from the Company's President that the option (or a stated portion thereof) is immediately exercisable, or (ii) completed the periods of continuous employment with the Company (or its subsidiaries) after the Grant Date as set forth below, in which event the Grantee shall be entitled to purchase the aggregate number of Option Shares as set forth below:

Periods of Continuous Aggregate Number of Option

Employment Until shares Eligible for Purchase

________________ [M_1st]

________________ [M_2nd]

________________ [M_3rd]

________________ [M_4th]

________________ [M_5th]

The right to purchase Option Shares under this Option shall be cumulative. Notwithstanding the foregoing vesting schedule, in the event that the Grantee's employment with the Company terminates as a result of his or her death or disability, the Option shall immediately vest and become fully exercisable as to all Option Shares still subject to the Option and unpurchased (whether vested or not pursuant to the schedule set forth above). Further, upon termination of Grantee's employment with the Company for any reason other than death or disability, without the Company giving notice to the Grantee that the Option (or a stated portion thereof) is exercisable, the Option with respect to all unexercised Option Shares shall be forfeited and the Grantee's right to purchase such Option Shares shall terminate. For purposes hereof, a transfer of employment between the Company and any Subsidiary or among Subsidiaries, shall not be deemed a termination of employment.

(d) Anything to the contrary notwithstanding, the Committee shall have the right, in its sole discretion, to terminate the Grantee's right to purchase all or any portion of the non-vested Option Shares (as determined pursuant to the schedule set forth in paragraph (c) above) if it determines that the Grantee is not satisfactorily performing the duties which were assigned to the Grantee on the Grant Date or duties of at least equal responsibility. In the event that the Committee makes such determination, a written notice of termination, which shall specify the reason for terminating the Option granted hereunder to the extent that it is not vested, shall be sent to the Grantee at the Grantee's most recent place of residence as indicated in the Company's personnel records.

4. Manner of Exercise.

The Option may be exercised only by the delivery of a written notice in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its principal offices at 40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois 60147-0393, Attn: Stock Option Committee/Legal Department. Each such notice of exercise shall state the number of Option Shares with respect to which the Option is being exercised and shall either be signed by the Grantee or, in the event that the Option is being exercised by the guardian or legal representative of the Grantee or the Grantee's designated Beneficiary, by such guardian, legal representative or Beneficiary and shall be accompanied by a copy of the Grantee's death certificate and such other proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. Notices sent by registered or certified mail shall be effective only when received by the Company. Each such notice shall be accompanied by (a) the original executed copy of this Agreement and (b) a certified or cashier's check in payment of the full aggregate purchase price of the Option Shares purchased; provided, however, the purchase price may be paid in such other manner or form as the Committee may approve, including, without limitation, by delivery of a certificate or certificates for shares of Common Stock owned by the Grantee having a Fair Market Value at the date of exercise equal to the purchase price for such Option Shares or any combination of the foregoing. Any stock certificate or certificates delivered to the Company must be endorsed, or accompanied by an appropriate stock power, to the order of the Company, with the signature guaranteed by a bank or trust company or member firm of the New York Stock Exchange. No Option Shares shall be issued in connection with an exercise of the Option until payment for such shares has been made.

5. Delivery of Certificates.

The Company shall not be required to issue or deliver any certificate for the Option Shares upon the exercise of the Option prior to compliance with any requirements of the then current federal and state or other applicable laws or of any stock exchange or national market system on which the Company's Common Stock may at that time be listed or quoted, as the case may be, including, without limitation, the requirement that a registration statement under the Securities Act of 1933, as amended, covering the Option Shares shall have been declared effective by the Securities and Exchange Commission and shall be in effect. The Grantee (or the guardian or legal representative of the Grantee or the Grantee's Beneficiary) shall have no interest in the Option Shares unless and until certificates for such Option Shares are issued.

6. Effect of Certain Changes.

In the event that the number of outstanding shares of the Common Stock of the Company shall be changed through the declaration of stock dividends or through a recapitalization which results in stock splits or reverse stock splits, the number of Option Shares and the purchase price per Option Share shall be appropriately adjusted, as determined by the Committee, to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated to give proper effect to such changes.

7. Mergers, Recapitalization, Etc.

In the event that the Company enters into an agreement or plan to merge or consolidate with any other corporation, to reclassify, reorganize or otherwise substantially alter its capital or business structure, to sell all or a substantial part of its business or assets, or to dissolve, the Committee may make such changes in the terms of this Option, if outstanding, as may be equitable and appropriate in the context of such transaction, including without limitation substituting for the Option Shares equity interests in any entity which will succeed to the business of the Company pursuant to such transaction and providing that outstanding Option will lapse if not exercised during a reasonable period prior to such transaction.

8. Options are Non-Transferable.

The Option may not be assigned, transferred, pledged, or hypothecated in any way whether by operation of law or otherwise (except for the laws of descent and distribution). The Option may be exercised (to the extent vested) only by the Grantee (or in the event of the Grantee's incompetency by the Grantee's guardian or legal representative) during the Grantee's lifetime and, after the Grantee's death, may be exercised only by the Grantee's designated Beneficiary or, in the absence of such designation, by the Grantee's legal representative or other successor in interest.

9. No Guarantee of Employment.

Nothing in this Agreement shall be deemed or construed in any manner to constitute a contract of employment between the Company and the Grantee and shall not affect the right of the Company to terminate the employment of the Grantee.

10. Withholding.

The Company shall have the right to require the Grantee to remit to the Company or to withhold from other amounts due the Grantee as compensation or otherwise (including any Cash Bonus granted as part of the Option or Option Shares) an amount sufficient to satisfy all applicable withholding taxes.

11. Beneficiaries.

The Grantee may designate the person or persons (collectively the "Beneficiary") who, in the event of the death of the Grantee, may exercise the Option held by the Grantee at the time of his or her death. All Beneficiary designations shall be in writing, shall be signed by the Grantee, and shall be effective only when filed with the Committee. In the event that the Grantee fails to designate a Beneficiary or that none of his or her Beneficiaries survive the Grantee, the legal representative or other successor in interest of the Grantee may exercise the Grantee's vested Options to the same extent as a Beneficiary. A Beneficiary designation may be changed at any time and from time to time by the Grantee; provided, however, that any such change shall become effective only when filed with the Committee.

12. Miscellaneous.

(a) The Option may not be exercised with respect to a fraction of any Option Share.

(b) This Agreement contains all of the undertakings and understandings between the Company and the Grantee regarding the subject matter of the Option. No oral or unwritten undertaking or understandings exist with regard to this Option and if claimed or believed by any person to exist shall be disregarded and shall not be relied upon for any purpose. No modification or amendment of any of the terms of this Agreement shall be valid unless in writing and no such writing shall be binding on the Company unless it is signed by its Chairman, President or one of its Vice Presidents and attested by its Secretary or Assistant Secretary.

(c) Anything to the contrary notwithstanding, the provisions of the Plan shall be incorporated herein and made a part hereof and shall govern and control to the extent of any inconsistency between the Plan and this Agreement and on such matters as are not contained in this Agreement.

(d) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized corporate officers, and the Grantee has hereunto set his or her hand and seal, all as of the date and year first above written.

RICHARDSON ELECTRONICS, LTD.

By: _______________________________

Chairman

ATTEST:

_________________________________

Secretary

Grantee:

___________________________________

[First_Name] [Last_Name]

RICHARDSON ELECTRONICS, LTD.

EMPLOYEES' [Plan] INCENTIVE COMPENSATION PLAN AGREEMENT

RECEIPT

Agreement No. _____-[No]

Dated: _______, _____

For: [FY04_Grant] shares of common stock of Richardson Electronics, Ltd.

Issued to: [First_Name] [Last_Name]

I, [First_Name] [Last_Name], received Agreement No. ____-[No], this day of , ______.

___________________________________

Grantee

I, [First_Name] [Last_Name], surrendered Agreement No. _____-[No], this day of , 20 .

___________________________________

Grantee

RICHARDSON ELECTRONICS, LTD.

EMPLOYEES' [Plan] INCENTIVE COMPENSATION PLAN AGREEMENT

BENEFICIARY DESIGNATION

Agreement No. ______-[No]

Dated: ___________

For: [FY04_Grant] shares of common stock of Richardson Electronics, Ltd.

Issued to: [First_Name] [Last_Name]

I, [First_Name] [Last_Name], do hereby designate , as Beneficiary, with respect to Agreement No. ______-[No], this day of , ______.

_____________________________________

Grantee